EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of __________ by and between Grandparents.com, Inc., a Delaware corporation (the “Company”), and __________ (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, certain securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I

DEFINITIONS

1.1         Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

“Closing” means the closing of the purchase and sale of the Shares and the Warrant pursuant to Section 2.1 hereof.

“Closing Date” means the date of the Closing.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

“Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or any court or other federal, state, local or other governmental authority or other entity of any kind.

“Registrable Securities” means (i) any of the Shares; (ii) any of the Underlying Shares issued or issuable upon the exercise of the Warrant and (ii) any shares of Common Stock issued or to be issued with respect to the Shares or the Underlying Shares issued or issuable upon the exercise of the Warrant by way of a stock dividend or stock split. As to any particular Registrable Security, such security will cease to be a Registrable Security when it (x) has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such security, (y) has been transferred through a broker-dealer in an open market transaction pursuant to Rule 144 (or any similar provision then in force) or (z) is eligible for sale pursuant to Rule 144(b) (or any similar provision then in force).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Shares, the Warrant and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means an aggregate of __________ shares of Common Stock, which are being issued and sold to the Purchaser at the Closing.

“Transaction Documents” means this Agreement, the Warrant, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Underlying Shares” means the shares of Common Stock issuable upon exercise of the Warrant and any securities issued in exchange for or in respect of such shares.

“Warrant” means, the Common Stock purchase warrant issued and sold under this Agreement, in the form of Exhibit A, and any warrant issued upon exercise of such warrant.

ARTICLE II

PURCHASE AND SALE

2.1         Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, __________ Shares and a Warrant to purchase __________ Underlying Shares, for an aggregate purchase price equal to __________. The Closing shall take place at the offices of Sills Cummis & Gross, PC immediately following the execution hereof, or at such other location or time as the parties may agree.

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2.2         Deliveries. At the Closing, the Purchaser shall deliver or cause to be delivered to the Company the purchase price indicated in Section 2.1 above, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose. Promptly following the Closing, the Company shall deliver or cause to be delivered to the Purchaser the following: (i) one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing the number of Shares in Section 2.1 above, registered in the name of the Purchaser; and (ii) a Warrant, registered in the name of the Purchaser, pursuant to which the Purchaser shall have the right to acquire the number of Underlying Shares indicated in Section 2.1 above, on the terms set forth therein.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1         Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

(a)          Organization and Qualification. The Company is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, taken as a whole, or (iii) adversely impair the Company’s ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(b)          Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

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(c)          No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, except to the extent that such conflict, default or termination right could not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject), or by which any property or asset of the Company is bound or affected.

(d)          Issuance of the Securities. The Securities (including the Underlying Shares) are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and shall not be subject to preemptive rights or similar rights of stockholders. The Company has reserved from its duly authorized capital stock the number of Underlying Shares.

(e)          SEC Reports; Financial Statements. The Company has filed all material reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the “SEC Reports” and, together with this Agreement, the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(f)          Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company that could, individually or in the aggregate, have a Material Adverse Effect.

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(g)          Certain Fees. The Company has not taken any action that would cause the Purchaser to be liable for any brokerage or finder’s fees or commissions payable to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person engaged by the Company, if any, with respect to the transactions contemplated by this Agreement.

(h)          Private Placement. Neither the Company nor any Person acting on the Company’s behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates or any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions. The Company is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company is not a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

3.2         Representations and Warranties of Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

(a)          Authority. If the Purchaser is an individual, the Purchaser represents and warrants to the Company that (i) the Purchaser is at least 18 years of age and is legally competent to execute this Agreement, (ii) this Agreement and the other Transaction Documents to which it is a party constitute valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with the terms hereof and thereof, and (iii) the address shown under the Purchaser’s signature at the end of this Agreement is the Purchaser’s principal residence. If the Purchaser is an entity, the Purchaser represents and warrants to the Company that (i) the Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership, limited liability company or other organization power and authority to enter into and to consummate the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder, (ii) the purchase by the Purchaser of the Shares and the Warrant hereunder has been duly authorized by all necessary action on the part of the Purchaser, (iii) this Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by the Purchaser and constitute valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with the terms hereof and thereof, and (iv) and the Purchaser has its principal offices or principal place of business located at the address shown under Subscriber’s signature at the end of this Agreement

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(b)          Investment Intent. The Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to the Purchaser’s right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by the Purchaser to hold Securities for any period of time. The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c)          Purchaser Status. At the time the Purchaser was offered the Shares and the Warrant, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act. The Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

(d)          Experience of Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)          Access to Information. The Purchaser acknowledges that it has received and reviewed all information about the Company it considers necessary or appropriate for deciding whether to acquire the Securities and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

(f)          Certain Trading Limitations. The Purchaser agrees that beginning on the date hereof until ninety (90) days from the Closing Date, it will not enter into any Short Sales. For purposes of this Section 3.2(f), a “Short Sale” means a sale of Common Stock that is marked as a short sale and that is executed at a time when Purchaser has no equivalent offsetting long position in the Common Stock. For purposes of determining whether the Purchaser has an equivalent offsetting long position in the Common Stock, all Common Stock and all Common Stock that would be issuable upon conversion or exercise in full of all options then held by Purchaser (assuming that such options were then fully convertible or exercisable, notwithstanding any provisions to the contrary, and giving effect to any conversion or exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by the Purchaser.

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(g)          Certain Fees. The Purchaser has not taken any action that would cause the Company to be liable for any brokerage or finder’s fees or commissions payable to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person engaged by the Purchaser, if any, with respect to the transactions contemplated by this Agreement.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1         Restricted Securities; Transfers on Restrictions. The Purchaser understands that (i) the Securities are characterized as “restricted securities” under the Securities Act; (ii) the Securities have not been and, except as otherwise provided herein, will not be registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless subsequently registered thereunder or the Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form and from counsel reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (iii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission promulgated thereunder; and (iv) unless sold pursuant to a registration statement that has been declared effective under the Securities Act or in compliance with Rule 144, the Company requires that the Securities bear a legend referring to the foregoing restrictions (it being agreed that if the Securities are not certificated, other appropriate restrictions shall be implemented to give effect to the foregoing) and shall place stop order instructions with its transfer agent with respect to such Securities.

4.2         Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

4.3         Reservation of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

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4.4         Piggy-Back Registrations.

(a)          Until such time as the Registrable Securities (as defined below) may be sold in accordance with Rule 144(b) under the Securities Act, if the Company at any time proposes to file on its behalf and/or on behalf of any of its security holders a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form or to the Company’s employees pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to the Common Stock, it will give written notice to the Purchaser at least ten (10) days before the initial filing with the Commission of the registration statement (or, in the case of a registration statement that has already been filed with the Commission but has not yet been declared effective, within ten (10) days before the anticipated effective date of the registration statement), which notice shall offer the Purchaser the opportunity to include in such registration statement the number of Registrable Securities as the Purchaser may request (a “Piggyback Registration”), subject to the provisions of Section 4.4(b) hereof. Upon the request of the Purchaser made within ten (10) days after the receipt of notice from the Company regarding a Piggyback Registration (which such request shall specify the number of Registrable Securities for which registration is being requested), the Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Purchaser; provided that nothing in this Section 4.4(a) shall preclude the Company from discontinuing the registration of its securities being effected at any time and for any reason before the effective date of the registration relating thereto; but, in that event, the Company shall notify the Purchaser of such discontinuation of the registration. The Company shall pay all registration expenses in connection with each Piggyback Registration.

(b)          If the lead managing underwriter of a proposed public offering by the Company shall advise the Company in writing that, in their good faith opinion, the number of Registrable Securities to be included in such registration would materially and adversely affect the marketing or price of the securities to be sold in the public offering, the Company will allocate the securities to be included in such registration statement in accordance with the following priority: (i) first, the securities to be included in such registration statement by the Company or the holder or holders initiating the registration statement; and (ii) next, the Registrable Securities requested to be included in such registration by the Holder.

ARTICLE V

MISCELLANEOUS

5.1         Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

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5.2         Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Purchaser such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents. Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Company Securities.

5.3         Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The addresses and facsimile numbers for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter upon five (5) days notice, in the same manner, by such Person.

5.4         Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.

5.5         Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.6         Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign its rights under this Agreement to any Person to whom Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Purchaser.” Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

5.7         No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

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5.8         Governing Law; Venue; Waiver Of Jury Trail. all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the state of new york. THE COMPANY AND PURCHASER Hereby Irrevocably Submit To The Exclusive Jurisdiction Of The State And Federal Courts Sitting In The CITY OF NEW YORK, BOROUGH OF MANHATTAN For The Adjudication Of Any Dispute BROUGHT BY THE COMPANY OR PURCHASER Hereunder, In Connection Herewith Or With Any Transaction Contemplated Hereby Or Discussed Herein (Including With Respect To The Enforcement Of Any Of The Transaction Documents), And Hereby Irrevocably Waive, And Agree Not To Assert In Any Suit, Action Or ProceedinG BROUGHT BY THE COMPANY OR PURCHASER, Any Claim That It Is Not Personally Subject To The Jurisdiction Of Any Such Court, OR That Such Suit, Action Or Proceeding Is Improper. Each party Hereby Irrevocably Waives Personal Service Of Process And Consents To Process Being Served In Any Such Suit, Action Or Proceeding By Mailing A Copy Thereof Via Registered Or Certified Mail Or Overnight Delivery (With Evidence Of Delivery) To Such Party At The Address In Effect For Notices To It Under This Agreement And Agrees That Such Service Shall Constitute Good And Sufficient Service Of Process And Notice Thereof. Nothing Contained Herein Shall Be Deemed To Limit In Any Way Any Right To Serve Process In Any Manner Permitted By Law. The Company AND PURCHASER Hereby Waive All Rights To A Trial By Jury.

5.9         Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and/or exercise of the Securities, as applicable.

5.10       Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or electronic transmission, including via PDF, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic signature page were an original thereof.

5.11       Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12       Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

[Signature pages to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Company:

GRANDPARENTS.COM, Inc.

By:
Name: Steve Leber
Title: Chairman & Co-CEO

Address for Notice:
Grandparents.com, Inc.
589 Eighth Avenue, 6th floor
New York New York 10018
Telephone: XXX
Facsimile: XXX
Attention: Matthew Schwartz, VP & Chief Compliance Officer

With a copy to:
Sills Cummis & Gross PC
One Riverfront Plaza
Newark, New Jersey 07102
Telephone: XXX
Facsimile: XXX
Attention: Jeffrey L. Wasserman, Esq.

Purchaser:

By:

Address for Notice:

Telephone:

eMail: